Exhibit (a)(1)(B)
REPURCHASE NOTICE
To Surrender
ZERO COUPON CONVERTIBLE DEBENTURES DUE FEBRUARY 28, 2021
issued by
EL PASO CORPORATION
CUSIP Nos. 28336LAA7 and 28336LAC3
Pursuant to the Company Notice given by
El Paso Corporation
Dated January 27, 2006

     SUBJECT TO THE TERMS AND CONDITIONS SET FORTH IN THE COMPANY NOTICE, THE RIGHT OF HOLDERS TO SURRENDER DEBENTURES FOR PURCHASE IN THE OPTION EXPIRES IMMEDIATELY FOLLOWING 11:59 P.M., NEW YORK CITY TIME, ON MONDAY, FEBRUARY 27, 2006. DEBENTURES SURRENDERED FOR PURCHASE MAY BE WITHDRAWN BEFORE THE EXPIRATION OF THE OPTION. A HOLDER MAY ALSO WITHDRAW PREVIOUSLY SURRENDERED DEBENTURES AT ANY TIME AFTER 12:01 A.M., NEW YORK CITY TIME, ON TUESDAY, MARCH 28, 2006 (THE EXPIRATION OF 40 BUSINESS DAYS FROM THE DATE THE OPTION COMMENCED) IF THE HOLDER’S DEBENTURES HAVE NOT YET BEEN ACCEPTED FOR PAYMENT BY EL PASO.
     HOLDERS THAT SURRENDER THROUGH THE DEPOSITORY TRUST COMPANY (“DTC”) NEED NOT SUBMIT A PHYSICAL REPURCHASE NOTICE TO THE PAYING AGENT IF SUCH HOLDERS COMPLY WITH THE TRANSMITTAL PROCEDURES OF DTC.

The Paying Agent is:
HSBC Bank USA, National Association

By Regular, Registered or Certified
Mail or Overnight Courier:	By Facsimile:

HSBC Bank USA, National Association	(718) 488-4488
Corporate Trust & Loan Agency	Attention: Paulette Shaw
2 Hanson Place, 14th Floor
Brooklyn, NY 11217-1409	Confirm Receipt of Facsimile:
Attn: Paulette Shaw	(718) 488-4475
For Information:
(718) 488-4475
DELIVERY OF THIS REPURCHASE NOTICE TO AN ADDRESS, OR TRANSMISSION OF
INSTRUCTIONS VIA FACSIMILE, OTHER THAN AS SET FORTH ABOVE
WILL NOT CONSTITUTE VALID DELIVERY.

     THE INSTRUCTIONS CONTAINED HEREIN AND IN THE COMPANY NOTICE (AS DEFINED BELOW) SHOULD BE READ CAREFULLY BEFORE THIS REPURCHASE NOTICE IS COMPLETED.
     By execution hereof, the undersigned acknowledges receipt of the Company Notice dated January 27, 2006 (the “Company Notice”) of El Paso Corporation, a Delaware corporation (“El Paso”), this Repurchase Notice and instructions hereto (the “Repurchase Notice”) and related offer materials, all of which relate to the offer to purchase by El Paso, at the option of the holder thereof, all outstanding Zero Coupon Convertible Debentures due February 28, 2021 of El Paso (the “Debentures”), pursuant to the terms and the conditions of the Indenture dated as of May 10, 1999, by and between El Paso and HSBC Bank USA, National Association, as successor-in-interest to JPMorgan Chase Bank (formerly known as The Chase Manhattan Bank), as trustee (the “Trustee”), as amended and supplemented by the Fifth Supplemental Indenture thereto dated as of February 28, 2001, by and between El Paso and the Trustee (as so amended and supplemented, the “Indenture”), the paragraph “Repurchase by the Company at the Option of the Holder” in the Debentures, the Company Notice and related offer materials (the “Option”).
     HOLDERS WHO WISH TO BE ELIGIBLE TO RECEIVE PAYMENT FOR THE DEBENTURES SURRENDERED FOR PURCHASE IN THE OPTION PURSUANT TO THE COMPANY NOTICE MUST VALIDLY SURRENDER (AND NOT WITHDRAW) THEIR DEBENTURES TO THE PAYING AGENT BEFORE THE EXPIRATION OF THE OPTION.
     This Repurchase Notice is to be used by holders of the Debentures if certificates representing Debentures are to be physically delivered to the Paying Agent herewith by holders of Debentures. This Repurchase Notice is also being supplied for informational purposes only to persons who hold Debentures in book-entry form through the facilities of DTC. Surrender of Debentures held through DTC must be made pursuant to the procedures described under “Procedures to be Followed by Holders Electing to Surrender Debentures for Purchase — Delivery of Debentures — Debentures in Global Form” in the Company Notice.
     In order to properly complete this Repurchase Notice, a holder of Debentures must (1) complete the box entitled “Description of Debentures Being Surrendered;” (2) if appropriate, check and complete the boxes relating to Special Issuance or Payment Instructions and Special Delivery Instructions; (3) sign the Repurchase Notice; and (4) complete Substitute Form W-9 or other applicable form. Each holder of Debentures should carefully read the detailed Instructions contained herein before completing this Repurchase Notice.
     The undersigned has completed, executed and delivered this Repurchase Notice to indicate the action the undersigned desires to take with respect to the surrendering of Debentures for purchase pursuant to the Company Notice.
     All capitalized terms used herein but not specifically defined herein shall have the meaning ascribed to them in the Company Notice, the Indenture and the Debentures.
     Your bank or broker can assist you in completing this form. The instructions included with this Repurchase Notice must be followed. Questions and requests for assistance or for additional copies of the Company Notice and this Repurchase Notice may be directed to the Paying Agent. See Instruction 9 below.
     El Paso is not aware of any jurisdiction where the delivery of the Company Notice would not be in compliance with applicable laws. If El Paso becomes aware of any jurisdiction where the delivery of the Company Notice would not be in compliance with such laws, El Paso will make a good faith effort to comply with any such laws or seek to have such laws declared inapplicable to the delivery of the Company Notice. If after such good faith effort, El Paso cannot comply with any such applicable laws, the Company Notice will not be delivered to, nor will surrenders be accepted from or on behalf of, the holders of Debentures residing in such jurisdiction.

     List below the Debentures to which this Repurchase Notice relates. If the space provided below is inadequate, list the certificate numbers and principal amounts on a separately executed schedule and affix the schedule to this Repurchase Notice. Surrenders of Debentures will be accepted only in principal amounts at maturity equal to $1,000 or integral multiples thereof.
DESCRIPTION OF DEBENTURES BEING SURRENDERED

Aggregate
Principal
		Aggregate	Amount at
		Principal	Maturity
		Amount at	Surrendered
	Certificate	Maturity	for
Name(s) and Address(es) of Registered Holder(s) (Please fill in, if blank)	Number*	Represented	Purchase**

TOTAL PRINCIPAL AMOUNT AT MATURITY OF DEBENTURES

*	Need not be completed by holders surrendering the Debentures by book-entry transfer (see below).

**	Unless otherwise indicated in the column labeled “Aggregate Principal Amount at Maturity Surrendered for Purchase” and subject to the terms and conditions of the Company Notice, a holder will be deemed to have surrendered the entire aggregate principal amount at maturity represented by the Debentures indicated in the column labeled “Aggregate Principal Amount at Maturity Represented.” See Instruction 2.

SPECIAL ISSUANCE OR
PAYMENT INSTRUCTIONS
(SEE INSTRUCTIONS 2 THROUGH 6)
     To be completed ONLY if certificates for Debentures representing principal amount at maturity not surrendered or not purchased and/or the check for the Purchase Price for principal amount at maturity of Debentures purchased are to be issued to the order of someone other than the registered holder(s) of the Debentures or the name of the registered holder(s) of the Debentures needs to be corrected or changed.

Issue:	☐ Debentures

☐ Checks (Complete as applicable)

Name

(Please Print)

Address:

(Please Print)

Zip Code

Taxpayer Identification or Social Security Number
(See Substitute Form W-9)

SPECIAL DELIVERY INSTRUCTIONS
(SEE INSTRUCTIONS 2 THROUGH 6)
     To be completed ONLY if certificates for Debentures representing principal amount at maturity not surrendered and/or the check for the Purchase Price for principal amount at maturity of Debentures purchased are to be sent to an address different from that shown in the box entitled “Description of Debentures Being Surrendered” within this Repurchase Notice.

Issue:	☐ Debentures

☐ Checks (Complete as applicable)

Name

(Please Print)

Address:

(Please Print)

Zip Code

Taxpayer Identification or Social Security Number
(See Substitute Form W-9)

HOLDERS WHO WISH TO SURRENDER THEIR DEBENTURES MUST
COMPLETE THIS REPURCHASE NOTICE IN ITS ENTIRETY.
NOTE: SIGNATURES MUST BE PROVIDED BELOW
PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY
Ladies and Gentlemen:
     By executing and delivering a Repurchase Notice, each signatory hereof (the “undersigned”) represents that the undersigned has received the Company Notice dated January 27, 2006 (the “Company Notice”), of El Paso Corporation, a Delaware corporation (“El Paso”), which provides the notice to the holders required pursuant to (1) the Indenture dated as of May 10, 1999, by and between El Paso and HSBC Bank USA, National Association, as successor-in-interest to JPMorgan Chase Bank (formerly known as The Chase Manhattan Bank), as trustee (the “Trustee”), as amended and supplemented by the Fifth Supplemental Indenture thereto dated as of February 28, 2001 by and between El Paso and the Trustee (as so amended and supplemented, the “Indenture”), and (2) the Zero Coupon Convertible Debentures due February 28, 2021 of El Paso (the “Debentures”).
     This Repurchase Notice relates to the offer to purchase by El Paso, at the option of the holders, for $552.07 in cash per $1,000 principal amount at maturity, the Debentures (the “Purchase Price”), subject to the terms and conditions of the Indenture, the Debentures, the Company Notice and related offer materials, as amended and supplemented from time to time (the “Option”).
     Upon the terms and subject to the conditions set forth herein and in the Indenture and the Debentures, and effective upon the acceptance for payment thereof, the undersigned hereby:
•	irrevocably sells, assigns and transfers to El Paso all right, title and interest in and to all the Debentures surrendered hereby,

•	waives any and all rights with respect to the Debentures (including without limitation any existing or past defaults and their consequences in respect of the Note and the Indenture under which the Debentures were issued),

•	releases and discharges El Paso and from any and all claims such holder may have now, or may have in the future arising out of, or related to, the Debentures including without limitation any claims that such holder is entitled to receive additional principal or interest payments with respect to the Debentures or to participate in any redemption or defeasance of the Debentures and

•	irrevocably constitutes and appoints the Paying Agent as the true and lawful agent and attorney-in-fact of such holder with respect to any such surrendered Debentures, full power of substitution and resubstitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (a) deliver certificates representing such Debentures, or transfer ownership of such Debentures, on the account books maintained by DTC, together, in any such case, with all accompanying evidences of transfer and authenticity, to El Paso, (b) present such Debentures for transfer on the relevant security register and (c) receive all benefits or otherwise exercise all rights of beneficial ownership of such Debentures (except that the Paying Agent will have no rights to, or control over, funds from El Paso, except as agent for El Paso, for the Purchase Price of any surrendered Debentures that are purchased by El Paso), all in accordance with the terms set forth in the Company Notice.
     The undersigned hereby represents and warrants that the undersigned:
•	owns the Debentures surrendered and is entitled to surrender such Debentures and

•	has full power and authority to surrender, sell, assign and transfer the Debentures surrendered hereby and that when such Debentures are accepted for purchase and payment by El Paso, El Paso will acquire good title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim or right.
The undersigned agrees to all of the terms of the Company Notice and this Repurchase Notice. The undersigned will, upon request, execute and deliver any additional documents deemed by the Paying Agent or El Paso to be necessary or desirable to complete the sale, assignment and transfer of the Debentures surrendered hereby.
     The undersigned understands that all Debentures properly surrendered for purchase and not withdrawn before the expiration of the Option will be purchased at the Purchase Price, in cash, subject to the terms and conditions of the Indenture, the Debentures, the Company Notice and related offer materials, as amended and supplemented from time to time.
     Payment for Debentures purchased pursuant to the Company Notice will be made by deposit of the Purchase Price for such Debentures with the Paying Agent, which will act as agent for surrendering holders for the purpose of receiving payments from El Paso and transmitting such payments to the surrendering holders.
     The undersigned understands that surrenders of Debentures may be withdrawn by written notice of withdrawal received by the Paying Agent at any time before the expiration of the Option. See Instruction 1. A holder may also withdraw previously surrendered Debentures at any time after 12:01 a.m., New York City time, on Tuesday, March 28, 2006 (the expiration of 40 business days from the date the Option commenced) if the holder’s Debentures have not yet been accepted for payment by El Paso.
     All authority conferred or agreed to be conferred by this Repurchase Notice shall survive the death or incapacity of the undersigned and every obligation of the undersigned under this Repurchase Notice shall be binding upon the undersigned’s heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and other legal representatives.
     The undersigned understands that valid surrender of Debentures pursuant to any one of the procedures described under “Procedures to be Followed by Holders Electing to Surrender Debentures for Purchase” in the Company Notice and in the instructions hereto will constitute a binding agreement between the undersigned and El Paso upon the terms and subject to the conditions of the Company Notice, including the undersigned’s waiver of any existing defaults and their consequences in respect of the Debentures and the Indenture (including, without limitation, a default in the payment of interest).
     The undersigned understands that the delivery and surrender of the Debentures is not effective, and the risk of loss of the Debentures does not pass to the Paying Agent, until receipt by the Paying Agent of this Repurchase Notice, or a facsimile hereof, properly completed and duly executed, together with all accompanying evidences of authority and any other required documents in form satisfactory to El Paso. All questions as to the validity, form, eligibility (including time of receipt) and acceptance for payment of any surrender of Debentures pursuant to the procedures described in the Company Notice and the form and validity (including time of receipt of notices of withdrawal) of all documents will be determined by El Paso, in its sole direction, which determination shall be final and binding on all parties.
     Unless otherwise indicated herein under “Special Issuance or Payment Instructions,” the undersigned hereby requests that any Debentures representing principal amounts at maturity not surrendered be issued in the name(s) of the undersigned, and checks constituting payments for Debentures purchased pursuant to the Company Notice be issued to the order of the undersigned. Similarly, unless otherwise indicated herein under “Special Delivery Instructions,” the undersigned hereby requests that any Debentures representing principal amounts at maturity not surrendered and checks constituting payments for Debentures to be purchased pursuant to the Company Notice be delivered to the undersigned at the address(es) shown herein. In the event that the “Special Issuance or Payment Instructions” box or the “Special Delivery Instructions” box, or both, is completed, the undersigned hereby requests that any Debentures representing principal amounts at maturity not surrendered be issued in the name(s) of, certificates for such Debentures be delivered to, and checks constituting payments for Debentures purchased pursuant to the Company Notice be issued in the name(s) of, and be delivered to, the person(s) at the address(es) so indicated, as applicable. The undersigned recognizes that El Paso has no obligation pursuant to the “Special

Issuance or Payment Instructions” box to transfer any Debentures from the name of the registered holder(s) thereof if El Paso does not accept for purchase any of the principal amount at maturity of such Debentures so surrendered.
PLEASE SIGN BELOW
(TO BE COMPLETED BY ALL SURRENDERING HOLDERS OF
DEBENTURES REGARDLESS OF WHETHER DEBENTURES
ARE BEING PHYSICALLY DELIVERED HEREWITH)
     This Repurchase Notice must be signed by the registered holder(s) of Debentures exactly as his or her (their) name(s) appear(s) on certificate(s) for Debentures or by person(s) authorized to become registered holder(s) by endorsements and documents transmitted with this Repurchase Notice. If the signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her (their) full title below under “Capacity” and submit evidence satisfactory to El Paso of such person’s authority to so act. See Instruction 3 below.
     If the signature appearing below is not of the registered holder(s) of the Debentures, then the registered holder(s) must sign a valid power of attorney.

(Signature(s) of Holder(s) or Authorized Signatory)

Date:	, 2006

Name(s):

(Please Print)

Capacity:

Address:

(Including Zip Code)

Area Code and Telephone No.: ( )

PLEASE COMPLETE SUBSTITUTE FORM W-9
SIGNATURE GUARANTEE (IF REQUIRED—SEE INSTRUCTION 3)
Certain Signatures Must be Guaranteed by an Eligible Institution

(Name of Eligible Institution Guaranteeing Signatures)

(Address (including zip code) and Telephone Number (including area code) of Eligible Institution)

(Authorized Signature)

(Printed Name)

(Title)

Date:	, 2006

INSTRUCTIONS
FORMING PART OF THE TERMS AND CONDITIONS OF THIS REPURCHASE NOTICE
1.	PROCEDURES TO BE FOLLOWED BY HOLDERS ELECTING TO SURRENDER DEBENTURES FOR PURCHASE; WITHDRAWAL OF SURRENDERS.
     To surrender the Debentures pursuant to the Company Notice, certificates representing such Debentures, together with a properly completed and duly executed copy (or facsimile) of this Repurchase Notice, and any other documents required by this Repurchase Notice must be received by the Paying Agent at the address set forth herein before the expiration of the Option. The method of delivery of this Repurchase Notice, certificates for Debentures and all other required documents to the Paying Agent is at the election and risk of holders. If such delivery is to be made by mail, it is suggested that holders use properly insured registered mail, return receipt requested, and that the mailing be made sufficiently in advance of February 27, 2006 to permit delivery to the Paying Agent before the expiration of the Option. Except as otherwise provided below, the delivery will be deemed made when actually received or confirmed by the Paying Agent. THIS REPURCHASE NOTICE AND DEBENTURES SHOULD BE SENT ONLY TO THE PAYING AGENT, AND NOT TO EL PASO.
     This Repurchase Notice is also being supplied for informational purposes only to persons who hold Debentures in book-entry form through the facilities of DTC. Surrender of Debentures held through DTC must be made pursuant to the procedures described under “Procedures to be Followed by Holders Electing to Surrender Debentures for Purchase — Delivery of Debentures — Debentures in Global Form” in the Company Notice.
     Except as provided herein for the book-entry, unless the Debentures being surrendered are deposited with the Paying Agent before the expiration of the Option (accompanied by the appropriate, properly completed and duly executed Repurchase Notice and any required signature guarantees and other documents required by this Repurchase Notice), El Paso may, in its sole discretion, reject such surrender. Payment for Debentures will be made only against deposit of surrendered Debentures.
     By executing this Repurchase Notice (or a facsimile thereof), a surrendering holder waives any right to receive any notice of the acceptance for payment of surrendered Debentures.
     For a full description of the procedures for surrendering Debentures, see “Procedures to be Followed by Holders Electing to Surrender Debentures for Purchase” in the Company Notice.
     Surrenders of Debentures may be withdrawn at any time before the expiration of the Option or, if a holder’s Debentures have not yet been accepted for payment by El Paso, at any time after 12:01 a.m., New York City time, on Tuesday, March 28, 2006 (the expiration of 40 business days from the date the Option commenced), in each such case, pursuant to the procedures described in the Company Notice.
2.	PARTIAL SURRENDERS.
     Surrenders of Debentures pursuant to the Company Notice will be accepted only in principal amounts at maturity equal to $1,000 or integral multiples thereof. If less than the entire principal amount at maturity of any Debentures evidenced by a submitted certificate is surrendered, the surrendering holder must fill in the principal amount at maturity surrendered in the last column of the box entitled “Description of Debentures Being Surrendered” herein. The entire principal amount at maturity represented by the certificates for all Debentures delivered to the Paying Agent will be deemed to have been surrendered unless otherwise indicated. If the entire principal amount at maturity of all Debentures is not surrendered, certificates for the principal amount at maturity of Debentures not surrendered will be sent to the holder unless otherwise provided in the appropriate box on this Repurchase Notice (see Instruction 4), promptly after the Debentures are accepted for purchase.

3.	SIGNATURES ON THIS REPURCHASE NOTICE, BOND POWERS AND ENDORSEMENT: GUARANTEE OF SIGNATURES.
     If this Repurchase Notice is signed by the registered holder(s) of the Debentures surrendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever.
     IF THIS REPURCHASE NOTICE IS EXECUTED BY A HOLDER OF DEBENTURES WHO IS NOT THE REGISTERED HOLDER, THEN THE REGISTERED HOLDER MUST SIGN A VALID POWER OF ATTORNEY, WITH THE SIGNATURE OF SUCH REGISTERED HOLDER GUARANTEED BY AN ELIGIBLE INSTITUTION.
     If any of the Debentures surrendered hereby are owned of record by two or more joint owners, all such owners must sign this Repurchase Notice. If any surrendered Debentures are registered in different names on several certificates, it will be necessary to complete, sign and submit as many copies of this Repurchase Notice and any necessary accompanying documents as there are different names in which certificates are held.
     If this Repurchase Notice is signed by the holder, and the certificates for any principal amount at maturity of Debentures not surrendered for purchase are to be issued (or if any principal amount at maturity of Debentures that is not surrendered for purchase is to be reissued or returned) to the holder, and checks constituting payments for Debentures to be purchased pursuant to the Company Notice are to be issued to the order of the holder, then the holder need not endorse any certificates for surrendered Debentures nor provide a separate bond power. In any other case (including if this Repurchase Notice is not signed by the holder), the holder must either properly endorse the certificates for Debentures surrendered or transmit a separate properly completed bond power with this Repurchase Notice (in either case, executed exactly as the name(s) of the registered holder(s) appear(s) on such Debentures), with the signature on the endorsement or bond power guaranteed by an Eligible Institution, unless such certificates or bond powers are executed by an Eligible Institution.
     If this Repurchase Notice or any certificates representing Debentures or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to El Paso of their authority so to act must be submitted with this Repurchase Notice.
     Endorsements on certificates for Debentures and signatures on bond powers provided in accordance with this Instruction 3 by registered holders not executing this Repurchase Notice must be guaranteed by an Eligible Institution.
     No signature guarantee is required if: (1) this Repurchase Notice is signed by the registered holder(s) of the Debentures surrendered herewith and the payments for the Debentures to be purchased are to be made, or any Debentures for principal amounts not surrendered for purchase are to be issued, directly to such registered holder(s) and neither the “Special Issuance or Payment Instructions” box nor the “Special Delivery Instructions” box of this Repurchase Notice has been completed; or (2) such Debentures are surrendered for the account of an Eligible Institution. In all other cases, all signatures on Letters of Transmittal accompanying Debentures must be guaranteed by an Eligible Institution.
4.	SPECIAL ISSUANCE OR PAYMENT AND SPECIAL DELIVERY INSTRUCTIONS.
     Surrendering holders should indicate in the applicable box or boxes the name and address to which certificates representing Debentures for principal amounts at maturity not surrendered or not accepted for purchase or checks constituting payments for Debentures purchased pursuant to the Company Notice are to be issued or sent, if different from the name and address of the holder signing this Repurchase Notice. In the case of issuance in a different name, the taxpayer identification or social security number of the person named must also be indicated. If no instructions are given, Debentures not surrendered or not accepted for purchase will be returned to the holder of the Debentures surrendered.

5.	BACKUP WITHHOLDING; TAX IDENTIFICATION NUMBER; PURPOSE OF FORM W-9.
     The Paying Agent must withhold 28% of any payments made to the surrendering holder or other payee, unless the payee establishes that the payment is not subject to backup withholding or that the payee is exempt from backup withholding. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service (the “IRS”), provided that the required information is properly furnished to the IRS.
     To establish that payments made to a surrendering U.S. Holder (as defined below) are not subject to backup withholding, such U.S. Holder generally may deliver to the Paying Agent the enclosed Substitute Form W-9, Request for Taxpayer Identification Number and Certification, providing such U.S. Holder’s correct taxpayer identification number (“TIN”) and certifying that:
•	the TIN provided is correct (or that such U.S. Holder is awaiting a TIN);

•	(1) the U.S. Holder is exempt from backup withholding, (2) the U.S. Holder has not been notified by the IRS that the U.S. Holder is subject to backup withholding as a result of a failure to report all interest or dividends, or (3) the IRS has notified the U.S. Holder that such holder is no longer subject to backup withholding; and

•	such U.S. Holder is a “United States person” (as defined in section 7701(a)(30) of the Internal Revenue Code of 1986, as amended).
     The U.S. Holder is required to give the Paying Agent the TIN (e.g., social security number or employer identification number) of the registered holder of the Debentures. If the Debentures are held in more than one name or are held not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report.
     For the purposes of these instructions, a “U.S. Holder” is a beneficial owner of the Debentures that is, for U.S. federal income tax purposes: (a) an individual who is a citizen or resident of the United States; (b) a corporation or partnership (or other business entity treated as a corporation or partnership) created or organized in or under the laws of the United States or any state thereof (including the District of Columbia); (c) an estate the income of which is subject to U.S. federal income taxation regardless of its source; or (d) a trust if a court within the United States can exercise primary supervision over its administration and one or more U.S. persons have the authority to control all of the substantial decisions of that trust or a trust that was in existence on August 20, 1996 and validly elected to continue to be treated as a domestic trust.
     Certain holders (including, among others, corporations and certain foreign persons) are not subject to these backup withholding requirements. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for a list of exempt U.S. Holders. To avoid possible erroneous backup withholding, exempt U.S. Holders, while not required to file Substitute Form W-9, should complete and return the Substitute Form W-9 and check the “Exempt from backup withholding” box on the form. Foreign holders may prevent backup withholding by (1) submitting a properly completed IRS Form W-8BEN to the Paying Agent and certifying under penalties of perjury to the holder’s foreign status or (2) otherwise establishing an exemption. IRS Forms W-8BEN may be obtained from the Paying Agent.
     If a tendering holder does not provide the Paying Agent with the correct TIN or an adequate basis for exemption, such holder may be subject to a $50 penalty imposed by the IRS, and payments made with respect to the tendered Debentures may be subject to backup withholding.
     See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional information and instructions.

6.	TRANSFER TAXES.
     El Paso will pay all transfer taxes, if any, payable on the purchase and transfer of Debentures purchased pursuant to the Company Notice, except in the case of deliveries of certificates for Debentures for principal amounts at maturity not surrendered for payment that are to be registered or issued in the name of any person other than the holder of Debentures surrendered hereby, in which case the amount of any transfer taxes (whether imposed on the registered holder or such other person) payable on account of the transfer to such person will be deducted from the Purchase Price unless satisfactory evidence of the payment of such taxes or exemption therefrom is submitted.
     Except as provided in this Instruction 6, it will not be necessary for transfer stamps to be affixed to the certificates listed in this Repurchase Notice.
7.	IRREGULARITIES.
     All questions as to the validity, form, eligibility (including the time of receipt) and acceptance for payment of any surrenders of Debentures pursuant to the procedures described in the Company Notice and the form and validity (including the time of receipt of notices of withdrawal) of all documents will be determined by El Paso, in its sole discretion, which determination shall be final and binding on all parties. El Paso reserves the absolute right to reject any or all surrenders determined by them not to be in proper form or the acceptance of or payment for which may be unlawful. El Paso also reserves the absolute right to waive any of the conditions of the Company Notice and any defect or irregularity in the surrender of any particular Debentures. El Paso’s interpretations of the terms and conditions of the Company Notice (including without limitation the instructions in this Repurchase Notice) shall be final and binding. No alternative, conditional or contingent surrenders will be accepted. Unless waived, any irregularities in connection with surrenders must be cured within such time as El Paso shall determine. None of El Paso, the Paying Agent or any other person will be under any duty to give notification of any defects or irregularities in such surrenders or will incur any liability to holders for failure to give such notification. Surrenders of such Debentures shall not be deemed to have been made until such irregularities have been cured or waived. Any Debentures received by the Paying Agent that are not properly surrendered and as to which the irregularities have not been cured or waived will be returned by the Paying Agent to the surrendering holders, unless such holders have otherwise provided herein, as promptly as practical following the expiration of the Option.
8.	MUTILATED, LOST, STOLEN OR DESTROYED CERTIFICATES FOR DEBENTURES.
     Any holder of Debentures whose certificates for Debentures have been mutilated, lost, stolen or destroyed should contact the Paying Agent at the address indicated above for further instructions.
9.	REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES.
     Questions relating to the procedure for surrendering Debentures and requests for assistance or additional copies of the Company Notice and this Repurchase Notice may be directed to the Paying Agent, whose address and telephone number appears on the cover page.